EXHIBIT 10-D.3
                                                                 CONFORMED COPY

                         AMENDMENT TO CREDIT AGREEMENTS

         AMENDMENT dated as of June 11, 1999 to (i) the Amended and Restated 364-Day Credit Agreement dated as of May 7, 1999 (amending and restating the 364-Day Credit Agreement dated as of May 8, 1998, as amended by Amendment No. 1 dated as of June 30, 1998) and (ii) the Five-Year Credit Agreement dated as of May 8, 1998, as amended by Amendment No. 1 dated as of June 30, 1998 (each individually, a "Credit Agreement" and together, the "Credit Agreements") among U S WEST CAPITAL FUNDING, INC. (the "Borrower"), U S WEST, INC., the BANKS listed on the signature pages thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreements to change the termination date, modify certain covenants, amend or add related definitions, increase pricing and make other changes to conform to other credit facilities;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in a Credit Agreement has the meaning assigned to such term in such Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in a Credit Agreement shall, after this Amendment becomes effective, refer to such Credit Agreement as amended hereby.

         SECTION 2.  Amendment of Section 1.01.  (a) The definition of "Debt" in
Section 1.01 of each of the Credit Agreements is amended to delete the word "international" from clause (x) in the second sentence thereof.

          (b) The definition of "Termination Date" in Section 1.01 of each of the Credit Agreements is amended to insert:

               (1) before the date contained therein, the phrase "the earlier of
          (i)", and

                  (2) after the  expression  "Section  2.01(b)",  the clause "or
         (ii) the date which is the thirtieth day after the date on which the Merger is consummated,".

          (c) Section 1.01 of each of the Credit Agreements is amended by adding the following definitions in the appropriate alphabetical order:

                  "Merger" means any of the transactions constituting one of the "Mergers" (as defined in the Merger Agreement as in effect on June 11, 1999) or any similar transaction pursuant to which the Company merges with or into, or controls is controlled by or is under common control with, Global Crossing Ltd.

                  "Merger Agreement" means the Agreement and Plan of Merger dated as of May 16, 1999 between the Company and Global Crossing Ltd., as amended prior to June 11, 1999.

                  "Reset Date" means the first date on which (i) the Borrower's ratings are not on creditwatch (or the equivalent) by any of S&P, Moody's and Duff & Phelps and (ii) the Borrower's senior unsecured long-term debt securities guaranteed by the Company are rated at least
         (x) A- by S&P, A- by Duff & Phelps and Baa1 by Moody's, (y) A- by S&P, BBB+ by Duff & Phelps and A3 by Moody's, or (z) BBB+ by S&P, A- by Duff & Phelps and A3 by Moody's. For purposes of this definition, "S&P" and "Moody's" have the meanings set forth in the Pricing Schedule, and "Duff & Phelps" means Duff & Phelps Credit Rating Co., a Delaware corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Duff & Phelps" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

                  "Tender Offer" means the offer to purchase for cash 39,259,305 of the outstanding shares of common stock of Global Crossing Ltd. (approximately 9.5% of the shares of common stock outstanding on the date of the offer) at $62.75 per share, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 21, 1999 and the related Letter of Transmittal, as filed on May 21, 1999 with the Securities and Exchange Commission as exhibits to
         Schedule 14D-1 and Schedule 13D.

         SECTION 3. Amendment of Section 2.02. Section 2.02 of each of the Credit Agreements is amended to add the following proviso before the word "and" at the end of clause (iii) thereof:

         provided that if the date of such Borrowing occurs during the period from and including December 15, 1999 to and including January 17, 2000, such Loans shall bear interest at the Base Rate unless and until they are converted to Euro-Dollar Loans on or after January 18, 2000,

         SECTION 4. Amendment of Section 2.10. Section 2.10(a) of each of the Credit Agreements is amended to replace the period at the end of clause (ii) thereof with a semi-colon and to add after clauses (i) and (ii) the following proviso, which applies to both clauses:

         provided that if such conversion or continuation occurs during the period from and including December 15, 1999 to and including January 17, 2000, such Loans shall be converted into or continued as Domestic Loans unless and until they are converted to Euro-Dollar Loans on or after January 18, 2000.

         SECTION 5. Amendment of Section 4.04. Section 4.04(b) of each of the Credit Agreements is amended to replace the parenthetical statement contained therein with the following:

                  (it being understood that none of the consummation of the Separation, the execution of the Merger Agreement or the consummation of the Tender Offer shall be considered such a change)

         SECTION 6. Amendment of Section 4.07. Section 4.07(c) of each of the Credit Agreements is amended and restated in its entirety to read as follows:

                  (c) Except as specifically identified in Schedule 4.07, there are neither any conditions or circumstances known to the Company which may give rise to any claims or liabilities respecting any Environmental Laws or Hazardous Substances arising from the operations of the Company or its Subsidiaries (including, without limitation, off-site liabilities), nor any additional costs of compliance with Environmental Laws, which collectively have an aggregate potential liability in excess of $50,000,000.

         SECTION 7. Amendment of Sections 5.06 and 5.07. Sections 5.06 and 5.07 of each of the Credit Agreements are amended and restated in their entirety to read as follows:

                  SECTION 5.06. Subsidiary Debt. Total Debt of all Consolidated Subsidiaries (excluding Debt of (i) the Borrower which is Guaranteed by the Company and (ii) a Consolidated Subsidiary to the Company or to a Wholly-Owned Consolidated Subsidiary) as of the last day of any fiscal quarter of the Company will not exceed 150% of Consolidated EBITDA for the four consecutive fiscal quarters of the Company ending on such date. For purposes of this Section, any preferred stock of a
         Consolidated Subsidiary other than the Borrower which is held by a Person other than the Company or a Wholly-Owned Consolidated Subsidiary shall be included, at the higher of its voluntary or involuntary liquidation value, in the Debt of such Consolidated Subsidiary.

                  SECTION 5.07. Debt Coverage. Consolidated Debt of the Company and its Consolidated Subsidiaries as of the last day of any fiscal quarter of the Company will not exceed (i) prior to the Reset Date, 350%, and (ii) on and after the Reset Date, 400%, of Consolidated EBITDA for the four consecutive fiscal quarters of the Company ending on such date.

         SECTION 8. Amendment of Section 5.09. The last sentence of Section 5.09 of each of the Credit Agreements is amended and restated in its entirety to read as follows:

                  The Company will retain ownership, directly or indirectly, of at least 80% of the capital stock, and at least 80% of the voting power, of U S WEST Communications, Inc.

         SECTION 9. Amendment of Section 6.01. Clause (j) of Section 6.01 of each of the Credit Agreements is amended by adding the following parenthetical statement before the semi-colon at the end thereof:

         (it being understood that in any event an administrative order of a public utility commission shall not constitute an "order" for purposes of this clause (j) so long as (x) no one is seeking to enforce such order in an action, suit or proceeding before a court and (y) reserves in the full amount of the cost of such order are maintained on the books of the Company and its Subsidiaries)

         SECTION 10. Amendment of Section 10.03. Clause (i) of Section 10.03(a) of each of the Credit Agreements is amended by adding the word "reasonable" before the word "out-of-pocket" and before the word "fees".

         SECTION 11. Amendment of Pricing Schedule. The Pricing Schedule for each Credit Agreement is amended and restated in its entirety to read as set forth in the attached Pricing Schedule for such Credit Agreement.

         SECTION 12. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of each Credit Agreement will be true on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on such date.

         SECTION 13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 14. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 15. Effectiveness. This Amendment shall become effective with respect to each Credit Agreement as of the date hereof on the date (the "Amendment Effective Date") when the Agent shall have received from each of the Company, the Borrower and the Required Banks (as defined in such Credit Agreement) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                             U S WEST CAPITAL FUNDING, INC.


                             By    /s/ SEAN P. FOLEY
                                   Name:  Sean P. Foley
                                   Title: Treasurer


                             U S WEST, INC.


                             By    /s/ SEAN P. FOLEY
                                   Name:  Sean P. Foley
                                   Title: Treasurer

                               MORGAN GUARANTY TRUST
                                 COMPANY OF NEW YORK


                               By    /s/ ROBERT BOTTAMEDI
                                     Name:   Robert Bottamedi
                                     Title:  Vice President


                               BANK OF AMERICA NATIONAL
                                 TRUST AND SAVINGS
                                     ASSOCIATION


                               By    /s/ DOUGLAS T. MECKELNBURG
                                     Name:  Douglas T. Meckelnburg
                                     Title: Vice President


                               THE CHASE MANHATTAN BANK


                               By    /s/ EDMOND DEFOREST
                                     Name:  Edmond DeForest
                                     Title: Vice President


                                MELLON BANK, N.A.


                                By    /s/ HENRY S. BEUKEMA
                                       Name:   Henry S. Beukema
                                       Title:  Assistant Vice President

                                 ABN AMRO BANK N.V.


                                 By    /s/ JOANNA RIOPELLE
                                       Name:   Joanna Riopelle
                                       Title:  Senior Vice President


                                 By    /s/ SANG W. LEE
                                       Name:   Sang W. Lee
                                       Title:  Assistant Vice President


                                 THE BANK OF NEW YORK


                                 By    /s/ JAMES WHITAKER
                                       Name:   James Whitaker
                                       Title:  Vice President


                                 BANK ONE, COLORADO, N.A.


                                 By
                                       Name:
                                       Title:


                                 CITIBANK, N.A.


                                 By    /s/ MAUREEN MARONEY
                                       Name:   Maureen Maroney
                                       Title:  Vice President

                                 KEYBANK NATIONAL ASSOCIATION

                                 By    /s/ MARY K. YOUNG
                                       Name:   Mary K. Young
                                       Title:  Assistant Vice President


                                 THE NORTHERN TRUST COMPANY


                                 By    /s/ DAVID J. MITCHELL
                                       Name:   David J. Mitchell
                                       Title:  Vice President


                                 COMMERZBANK AG LOS ANGELES
                                 AND GRAND CAYMAN BRANCHES



                                 By    /s/ CHRISTIAN JAGENBERG
                                       Name:   Christian Jagenberg
                                       Title:  Senior Vice President and
                                               Manager

                                 By    /s/ STEVEN F. LARSEN
                                       Name:   Steven F. Larsen
                                       Title:  Vice President


                                 FLEET NATIONAL BANK


                                 By    /s/ SUE ANDERSON
                                       Name:   Sue Anderson
                                       Title:  Vice President

                                 CANADIAN IMPERIAL BANK OF
                                   COMMERCE


                                 By /s/ LAURA HOM
                                    Name:   Laura Hom
                                    Title:  Executive Director
                                            CIBC World Markets Corp.
                                            As Agent

                                 BANKERS TRUST COMPANY


                                 By /s/ GREGORY SHEFRIN
                                    Name:   Gregory Shefrin
                                    Title:  Principal


                                 THE FIRST NATIONAL BANK
                                    OF CHICAGO


                                 By /s/ LORI J. THOMAS
                                    Name:   Lori J. Thomas
                                    Title:  Vice President


                                 KBC BANK N.V.


                                 By /s/ ROBERT SNAUFFER
                                    Name:  Robert Snauffer
                                    Title: First Vice President


                                 By /s/ RAYMOND F. MURRAY
                                    Name:  Raymond F. Murray
                                    Title: First Vice President

                                 THE ROYAL BANK OF SCOTLAND PLC


                                 By /s/ K. C. BARCLAY
                                    Name:  K. C. Barclay
                                    Title: Head of Media and
                                           Telecommunications

                                 WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION


                                 By  /s/ DONALD A. HARTMANN
                                     Name:  Donald A. Hartmann
                                     Title: Senior Vice President


                                 By  /s/ CATHERINE M. WALLACE
                                     Name:  Catherine M. Wallace
                                     Title: Vice President


                                 BANK OF HAWAII


                                 By  /s/ ERIC N. PELLETIER
                                     Name:  Eric N. Pelletier
                                     Title: Vice Prsident


                                 BARCLAYS BANK PLC


                                 By
                                     Name:
                                     Title:

                                 BAYERISCHE LANDESBANK
                                  GIROZENTRALE CAYMAN ISLANDS
                                  BRANCH


                                 By  /s/ PETER OBERMANN
                                     Name:   Peter Obermann
                                     Title:  Senior Vice President


                                 By  /s/ JAMES. H. BOYLE
                                     Name:   James H. Boyle
                                     Title:  Vice President


                                 BAYERISCHE HYPO- UND
                                    VEREINSBANK AG, NEW YORK
                                     BRANCH


                                 By
                                     Name:
                                     Title:


                                 By
                                     Name:
                                     Title:


                                 LEHMAN COMMERCIAL PAPER INC.


                                 By  /s/ MICHELE SWANSON
                                     Name:   Michele Swanson
                                     Title:  Authorized Signatory

                                 MERRILL LYNCH CAPITAL
                                   CORPORATION


                                 By  /s/ CAROL FEELEY
                                     Name:   Carol Feeley
                                     Title:  Vice President

                                 NORWEST BANK COLORADO,
                                 NATIONAL ASSOCIATION


                                 By
                                     Name:
                                     Title:


                                 THE TOKAI BANK, LIMITED


                                 By
                                     Name:
                                     Title:


                                 U.S. BANK NATIONAL ASSOCIATION


                                 By  /s/ SCOTT E. PAGE
                                     Name:  Scott E. Page
                                     Title: Vice President

                                 BANQUE NATIONALE DE PARIS


                                 By  /s/ CLIVE BETTLES
                                     Name:   Clive Bettles
                                     Title:  Senior Vice President & Manager


                                 By  /s/ MITCHELL M. OZAWA
                                     Name:   Mitchell M. Ozawa
                                     Title:  Vice President

                                 ROYAL BANK OF CANADA


                                 By  /s/ STEPHANIE BABICH
                                     Name:  Stephanie Babich
                                     Title: Senior Manager


                                 ISTITUTO BANCARIO SAN PAOLO DI
                                    TORINO ISTITUTO MOBILIARE
                                     ITALIANO SPA


                                 By
                                     Name:
                                     Title:


                                 By
                                     Name:
                                     Title:


                                 THE PROVIDENT BANK


                                 By
                                     Name:
                                     Title:

                         U S WEST Capital Funding, Inc.

                                PRICING SCHEDULE

                for Amended and Restated 364-Day Credit Agreement


         The "Euro-Dollar Margin" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


------------------- ----------- ---------- ---------- ---------- ---------- ----------- ==========

                      Level       Level                 Level      Level
Status                   I         II      Level III     IV          V       Level VI   Level VII
------------------- ----------- ---------- ---------- ---------- ---------- ----------- ==========
------------------- ----------- ---------- ---------- ---------- ---------- ----------- ==========

Euro-Dollar Margin  .365%       .430%      .545%      .650%      .750%      1.100%      1.550%
------------------- ----------- ---------- ---------- ---------- ---------- ----------- ==========
------------------- ----------- ---------- ---------- ---------- ========== =========== ==========

Facility Fee Rate   .060%       .070%      .080%      .100%      .125%      .150%       .200%
------------------- ----------- ---------- ---------- ---------- ========== =========== ==========


         For purposes of this Schedule, the following terms have the following meanings:

         "Creditwatch Expiration Date" is the first date on which the Company's ratings have been removed from creditwatch by S&P and Moody's.

         "Level I Status" exists at any date on or after the Creditwatch Expiration Date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated A+ or higher by S&P or A1 or higher by Moody's and (ii) Minimum Short-Term Credit Ratings are in effect.

         "Level II Status" exists at any date on or after the Creditwatch Expiration Date if, at such date, (i)(x) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated A or higher by S&P or A2 or higher by Moody's and (y) Minimum Short-Term Credit Ratings are in effect and (ii) Level I Status does not exist.

         "Level III Status" exists at any date on or after the Creditwatch Expiration Date if, such date, (i)(x) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated A- or higher by S&P or A3 or higher by Moody's and (y) Minimum Short-Term Credit
Ratings are in effect and (ii) neither Level I Status nor Level II Status exists.

         "Level IV Status" exists at any date on or after the Creditwatch Expiration Date if, at such date, (i)(x) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (y) Minimum Short-Term Credit Ratings are in effect and (ii) none of Level I Status, Level II Status or Level III Status exists.

         "Level V Status" exists at any date if, at such date, (i)(x) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated BBB or higher by S&P and Baa2 or higher by Moody's and (y) Minimum Short-Term Credit Ratings are in effect and (ii) none of Level I Status, Level II Status, Level III or Level IV Status exists.

         "Level VI Status" exists at any date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated BBB- or higher by S&P and Baa3 or higher by Moody's and
(ii) none of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists.

         "Level VII Status" exists at any date if, at such date, none of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists.

         "Minimum Short-Term Credit Ratings" are in effect on any day on which the Borrower's short-term debt is rated A-2 or higher by S&P and P-2 or higher by Moody's.

         "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

         "S&P" means Standard & Poor's Ratings Group, a New York corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

         "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status or Level VII Status exists at any date.

For purposes of this Schedule, the credit ratings to be utilized for senior unsecured long-term debt securities are those assigned to the senior unsecured long-term debt securities of the Borrower guaranteed by the Company, the credit ratings to be utilized for short-term debt are those assigned to the commercial paper of the Borrower, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                         U S WEST Capital Funding, Inc.

                                PRICING SCHEDULE

                         for Five-Year Credit Agreement


         The "Euro-Dollar Margin" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


---------------------- ----------- ----------- ----------- ----------- ------------ ----------- ===========

                       Level       Level       Level       Level       Level
Status                  I           II         III          IV          V           Level VI    Level VII
---------------------- ----------- ----------- ----------- ----------- ------------ ----------- ===========
---------------------- ----------- ----------- ----------- ----------- ------------ =========== ===========

Euro-Dollar Margin     .345%       .410%       .525%       .625%       .725%        1.075%      1.500%

Facility Fee Rate      .080%       .090%       .100%       .125%       .150%        .175%       .250%
---------------------- ----------- ----------- ----------- ----------- ============ =========== ===========


         For purposes of this Schedule, the following terms have the following meanings:

         "Creditwatch Expiration Date" is the first date on which the Company's ratings have been removed from creditwatch by S&P and Moody's.

         "Level I Status" exists at any date on or after the Creditwatch Expiration Date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated A+ or higher by S&P or A1 or higher by Moody's and (ii) Minimum Short-Term Credit Ratings are in effect.

         "Level II Status" exists at any date on or after the Creditwatch Expiration Date if, at such date, (i)(x) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated A or higher by S&P or A2 or higher by Moody's and (y) Minimum Short-Term Credit Ratings are in effect and (ii) Level I Status does not exist.

         "Level III Status" exists at any date on or after the Creditwatch Expiration Date if, such date, (i)(x) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated A- or higher by S&P or A3 or higher by Moody's and (y) Minimum Short-Term Credit
Ratings are in effect and (ii) neither Level I Status nor Level II Status exists.

         "Level IV Status" exists at any date on or after the Creditwatch Expiration Date if, at such date, (i)(x) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (y) Minimum Short-Term Credit Ratings are in effect and (ii) none of Level I Status, Level II Status or Level III Status exists.

         "Level V Status" exists at any date if, at such date, (i)(x) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated BBB or higher by S&P and Baa2 or higher by Moody's and (y) Minimum Short-Term Credit Ratings are in effect and (ii) none of Level I Status, Level II Status, Level III or Level IV Status exists.

         "Level VI Status" exists at any date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities guaranteed by the Company are rated BBB- or higher by S&P and Baa3 or higher by Moody's and
(ii) none of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists.

         "Level VII Status" exists at any date if, at such date, none of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists.

         "Minimum Short-Term Credit Ratings" are in effect on any day on which the Borrower's short-term debt is rated A-2 or higher by S&P and P-2 or higher by Moody's.

         "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

         "S&P" means Standard & Poor's Ratings Group, a New York corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

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


         "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status or Level VII Status exists at any date.

For purposes of this Schedule, the credit ratings to be utilized for senior unsecured long-term debt securities are those assigned to the senior unsecured long-term debt securities of the Borrower guaranteed by the Company, the credit ratings to be utilized for short-term debt are those assigned to the commercial paper of the Borrower, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.


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